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                                                                 Exhibit (e)(3)

S E R V I C E R E Q U E S T

P L A T I N U M

Investor(R) VIP

THE UNITED STATES LIFE

PLATINUM INVESTOR VIP -- FIXED OPTION

    .  Division 242 - USL Declared Fixed Interest Account

PLATINUM INVESTOR VIP -- VARIABLE DIVISIONS

AIM Variable Insurance Funds

    .  Division 340-390-G - AIM V.I. International Growth

The Alger American Fund

    .  Division 342/392-G - Alger American Leveraged AllCap

    .  Division 341/391-G - Alger American MidCap Growth

American Century Variable Portfolios, Inc.

    .  Division 343/393-G - VP Value

Credit Suisse Trust

    .  Division 344/394-G - Small Cap Core I

Fidelity Variable Insurance Products

    .  Division 348/398-G - VIP Asset Manager

    .  Division 347/397-G - VIP Contrafund

    .  Division 345/395-G - VIP Equity-Income

    .  Division 350/400-G - VIP Freedom 2020

    .  Division 351/401-G - VIP Freedom 2025

    .  Division 352/402-G - VIP Freedom 2030

    .  Division 346/396-G - VIP Growth

    .  Division 349/399-G - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust

    .  Division 355/405-G - Franklin Templeton Foreign Securities

    .  Division 354/404-G - Franklin Templeton Mutual Shares Securities

    .  Division 356/406-G - Franklin Templeton Small Cap Value Securities

    .  Division 353/403-G - Franklin Templeton U.S. Government

Janus Aspen Series

    .  Division 357/407-G - International Growth

    .  Division 358/408-G - Mid Cap Growth

MFS Variable Insurance Trust

    .  Division 360/410-G - MFS New Discovery

    .  Division 359/409-G - MFS Research

Neuberger Berman Advisers Management Trust

    .  Division 361/411-G - Mid-Cap Growth

Oppenheimer Variable Account Funds

    .  Division 362/412-G - Oppenheimer Balanced

    .  Division 363/413-G - Oppenheimer Global Securities

PIMCO Variable Insurance Trust

    .  Division 367/417-G - PIMCO CommodityRealReturn Strategy

    .  Division 365/415-G - PIMCO Real Return

    .  Division 364/414-G - PIMCO Short-Term

    .  Division 366/416-G - PIMCO Total Return

Pioneer Variable Contracts Trust

    .  Division 368/418-G - Pioneer MidCap Value VCT

Putnam Variable Trust

    .  Division 369/419-G - Putnam VT Diversified Income

    .  Division 370/420-G - Putnam VT Int'l Growth and Income

SunAmerica Series Trust

    .  Division 372/422-G - Aggressive Growth

    .  Division 371/421-G - Balanced

VALIC Company I

    .  Division 373/423-G - International Equities

    .  Division 374/424-G - Mid Cap Index

    .  Division 375/425-G - Money Market I

    .  Division 376/426-G - Nasdaq-100 Index

    .  Division 379/429-G - Science & Technology

    .  Division 378/428-G - Small Cap Index

    .  Division 377/427-G - Stock Index

Van Kampen Life Investment Trust

    .  Division 382/432-G - Growth and Income

Vanguard Variable Insurance Fund

    .  Division 380/430-G - High Yield Bond

    .  Division 381/431-G - REIT Index

AGLC102219

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
[LOGO OF AIG (R) AMERICAN GENERAL]                                                           Variable Universal Life
                                                                                           Insurance Service Request

                                                                                Complete and return this request to:
                                                                                  Variable Universal Life Operations
The United States Life Insurance Company in the City of New York ("USL")       PO Box 4880 . Houston, TX. 77210-4880
A member company of American International Group, Inc.                      (800) 340-2765 or Hearing Impaired (TDD)
                                                                                (888) 436-5258 . Fax: (713) 620-6653

[ ] POLICY         1.  POLICY #: ___________________________ Insured: ______________________________________________________
    IDENTIFICATION
COMPLETE THIS          Address: ________________________________________________________________________ New Address (yes) (no)
SECTION FOR ALL
REQUESTS.              Primary Owner (If other than an insured): ______________________________________________

                       Address: ________________________________________________________________________ New Address (yes) (no)

                       Primary Owner's S.S. No. or Tax l.D. No._____________________Phone Number: ( ) __________ - _____________

                       Joint Owner (If applicable): __________________________________________________________

                       Address: ________________________________________________________________________ New Address (yes) (no)

[ ] NAME CHANGE    2.  Change Name Of: (Circle One) Insured    Owner    Payor    Beneficiary

Complete this          Change Name From: (First, Middle, Last)                Change Name To: (First, Middle, Last)
section if the
name of one of the     ______________________________________                 ____________________________________________
Insured, Owner,        Reason for Change: (Circle One)  Marriage  Divorce     Correction  Other (Attach copy of legal proof)
Payor or
Beneficiary has
changed. (Please
note, this does
not change the
Insured, Owner,
Payor or
Beneficiary
designation).

[ ] CHANGE IN     3.  INVESTMENT DIVISION                 PREM %   DED %    INVESTMENT DIVISION                 PREM %   DED %
    ALLOCATION
    PERCENTAGES

Use this section to   (242) USL Declared Fixed Interest   _______ _______   Neuberger Berman Advisers Management Trust
indicate how          Account
premiums or monthly
deductions are to be  AIM Variable Insurance Funds                          (361/411-G) Mid-Cap Growth          _______ _______
allocated. Total
allocation in each    (340/390-G) AIM V.I. International                    Oppenheimer Variable Account Funds
column must equal     Growth*                             _______ _______
100%; whole numbers
only.                 The Alger American Fund                               (362/412-G) Oppenheimer Balanced    _______ _______

                      (342/392-G) Alger American          _______ _______   (363/413-G) Oppenheimer Global      _______ _______
                      Leveraged AllCap                                      Securities*

                                                                            PIMCO Variable Insurance Trust

                      (341/391-G) Alger American MidCap                     (367/417-G) PIMCO
                      Growth                                                CommodityRealReturn
                                                          _______ _______
                                                                            Strategy*                           _______ _______

                      American Century Variable Portfolios, Inc.            (365/415-G) PIMCO Real Return       _______ _______

                      (343/393-G) VP Value                _______ _______   (364/414-G) PIMCO Short-Term        _______ _______

                      Credit Suisse Trust                                   (366/416-G) PIMCO Total Return      _______ _______

                      (344/394-G) Small Cap Core I*       _______ _______   Pioneer Variable Contracts Trust

                      Fidelity Variable Insurance Products                  (368/418-G) Pioneer MidCap Value    _______ _______
                                                                            VCT

                      (348/398-G) VIP Asset Manager       _______ _______   Putnam Variable Trust

                      (347/397-G) VIP Contrafund          _______ _______   (369/419-G) Putnam VT Diversified

                      (345/395-G) VIP Equity-Income       _______ _______   Income                              _______ _______

                      (350/400-G) VIP Freedom 2020        _______ _______   (370/420-G) Putnam VT Int'l Growth
                                                                            and

                      (351/401-G) VIP Freedom 2025        _______ _______   Income*                             _______ _______

                      (352/402-G) VIP Freedom 2030        _______ _______   SunAmerica Series Trust

                      (346/396-G) VIP Growth              _______ _______   (372/422-G) Aggressive Growth       _______ _______

                      (349/399-G) VIP Mid Cap             _______ _______   (371/421-G) Balanced                _______ _______

                      Franklin Templeton Variable Insurance Products        VALIC Company I
                      Trust

                      (355/405-G) FT Foreign Securities*  _______ _______   (373/423-G) International Equities* _______ _______

                      (354/404-G) FT Mutual Shares        _______ _______   (374/424-G) Mid Cap Index           _______ _______
                      Securities

                      (356/406-G) FT Small Cap Value      _______ _______   (375/425-G) Money Market I          _______ _______
                      Securities*

                      (353/403-G) FT U.S. Government      _______ _______   (376/426-G) Nasdaq-100 Index        _______ _______

                      Janus Aspen Series                                    (379/429-G) Science & Technology    _______ _______

                      (357/407-G) International Growth*   _______ _______   (378/428-G) Small Cap Index*        _______ _______

                      (358/408-G) Mid Cap Growth          _______ _______   (377/427-G) Stock Index             _______ _______

                      MFS Variable Insurance Trust                          Van Kampen Life Investment Trust

                      (360/410-G) MFS New Discovery*      _______ _______   (382/432-G) Growth and Income       _______ _______

                      (359/409-G) MFS Research            _______ _______   Vanguard Variable Insurance Fund

                                                                            (380/430-G) High Yield Bond         _______ _______

                                                                            (381/431-G) REIT Index              _______ _______

                                                                            Other:_______________________       _______ _______

                                                                                                                  100%    100%

                      --------
                      *  If you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider this investment option is designated as a Restricted Fund.

AGLC102219


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
[ ] MODE OF     4.  Indicate frequency and premium amount desired:  $__________ Annual $__________ Semi-Annual
    PREMIUM
    PAYMENT/                                                        $__________ Quarterly $__________ Monthly (Bank Draft Only)
    BILLING
    METHOD          Indicate billing method desired: ______ Direct Bill ______ Pre-Authorized Bank Draft
    CHANGE                                                                     (attach a Bank Draft Authorization Form and
                                                                                "Void" Check)
                    Start Date: ______/ ______/ ______
Use this section
to change the
billing frequency
and/or method of
premium payment.
Note, however,
that USL will not
bill you on a
direct monthly
basis. Refer to
your policy and
its related
prospectus for
further
information
concerning
minimum premiums
and billing
options.

[ ] LOST        5.  I/we hereby certify that the policy of insurance for the listed policy has been ______ LOST ______ DESTROYED
    POLICY          ______ OTHER.
    CERTIFICATE
Complete this       Unless I/we have directed cancellation of the policy, I/we request that a:
section if
applying for a            ______Certificate of Insurance at no charge
Certificate of
Insurance or              ______Full duplicate policy at a charge of $ 25
duplicate
policy to           be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy
replace a lost      to USL for cancellation.
or misplaced
policy. If a
full duplicate
policy is
being
requested, a
check or money
order for $25
payable to USL
must be
submitted with
this request.

[ ] DOLLAR       6.  Day of the month for transfers____________ (Choose a day of the month between 1-28)
    COST             Frequency of transfers: ______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
    AVERAGING        DCA to be made from the following investment option: ________________________________________
    (DCA)            Transfer: $ ____________________________ ($100 minimum, whole dollars only)
    ($5,000
    MINIMUM
    BEGINNING
    ACCUMULATION
    VALUE)



An amount can   AIM Variable Insurance Funds                       Oppenheimer Variable Account Funds
be
systematically  (340) AIM V.I. International Growth $ __________   (362) Oppenheimer Balanced          $ __________
transferred     The Alger American Fund                            (363) Oppenheimer Global Securities $ __________
from any one    (342) Alger American Leveraged      $ __________   PIMCO Variable Insurance Trust
investment      AllCap
option and      (341) Alger American MidCap Growth  $ __________   (367) PIMCO CommodityRealReturn
directed to     American Century Variable Portfolios, Inc.               Strategy                      $ __________
one or more of  (343) VP Value                      $ __________   (365) PIMCO Real Return             $ __________
the investment  Credit Suisse Trust                                (364) PIMCO Short-Term              $ __________
options below.  (344) Small Cap Core I              $ __________   (366) PIMCO Total Return            $ __________
The USL         Fidelity Variable Insurance Products               Pioneer Variable Contracts Trust
Declared Fixed  (348) VIP Asset Manager             $ __________   (368) MidCap Value VCT              $ __________
Interest        (347) VIP Contrafund                $ __________   Putnam Variable Trust
Account is not  (345) VIP Equity-Income             $ __________   (369) Putnam VT Diversified Income  $ __________
available for   (350) VIP Freedom 2020              $ __________   (370) Putnam VT Int'l Growth and
DCA. Please                                                              Income                        $ __________
refer to the    (351) VIP Freedom 2025              $ __________   SunAmerica Series
prospectus for                                                     Trust
more            (352) VIP Freedom 2030              $ __________   (372) Aggressive Growth             $ __________
information on  (346) VIP Growth                    $ __________   (371) Balanced                      $ __________
the DCA option. (349) VIP Mid Cap                   $ __________   VALIC Company I
NOTE: DCA is    Franklin Templeton Variable Insurance Products     (373) International Equities        $ __________
not available   Trust
if the          (355) FT Foreign Securities         $ __________   (374) Mid Cap Index                 $ __________
Automatic       (354) FT Mutual Shares Securities   $ __________   (375) Money Market I                $ __________
Rebalancing     (356) FT Small Cap Value Securities $ __________   (376) Nasdaq-100 Index              $ __________
option or GMWB  (353) FT U.S. Government            $ __________   (379) Science & Technology          $ __________
Rider have      Janus Aspen Series                                 (378) Small Cap Index               $ __________
been chosen.    (357) International Growth          $ __________   (377) Stock Index                   $ __________
                (358) Mid Cap Growth                $ __________   Van Kampen Life Investment Trust
                MFS Variable Insurance Trust                       (382) Growth and Income             $ __________
                (360) MFS New Discovery             $ __________   Vanguard Variable Insurance Fund
                (359) MFS Research                  $ __________   (380) High Yield Bond               $ __________
                Neuberger Berman Advisers Management Trust         (381) REIT Index                    $ __________
                (361) Mid-Cap Growth                $ __________   Other:___________________________   $ __________
                ______ INITIAL HERE TO REVOKE DCA ELECTION.

AGLC102219

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
[ ] AUTOMATIC        7.  Indicate frequency: ______ Quarterly ______ Semi-Annually ______ Annually
    REBALANCING

($5,000 minimum                          (Division Name or Number)                           (Division Name or Number)
accumulation value)      ______% : ______________________________________    _______% : _____________________________________
Use this section to      ______% : ______________________________________    _______% : _____________________________________
apply for or make        ______% : ______________________________________    _______% : _____________________________________
changes to Automatic     ______% : ______________________________________    _______% : _____________________________________
Rebalancing of the       ______% : ______________________________________    _______% : _____________________________________
variable divisions.      ______% : ______________________________________    _______% : _____________________________________
Please refer to the      ______% : ______________________________________    _______% : _____________________________________
prospectus for more      ______% : ______________________________________    _______% : _____________________________________
information on the       ______% : ______________________________________    _______% : _____________________________________
Automatic Rebalancing    ______% : ______________________________________    _______% : _____________________________________
Option.                  ______% : ______________________________________    _______% : _____________________________________
Note: Automatic
Rebalancing is not
available if the
Dollar Cost Averaging
option has been
chosen. Automatic
Rebalancing is
required if the GMWB
Rider has been chosen.   ___________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[ ] AUTHORIZATION    8.  I ( or we, if Joint Owners) hereby authorize USL to act on e-service instructions, if elected, to
    FOR TRANSACTIONS     transfer values among the Variable Divisions and USL Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this
section if you are       Initial the designation you prefer:
applying for or          ______ Policy Owner(s) only -- If Joint Owners, either one acting independently.
revoking current         ______ Policy Owner(s) or Agent/Registered Representative who is appointed to represent USL and the
e-service                firm authorized to service my policy.
privileges.
                         USL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon e-service instructions received and acted on in good faith, including losses due to e-service communication errors. USL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to an e-service instruction, I will notify USL in writing within five working days from receipt of confirmation of the transaction from
                         USL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by USL in its home office.

                         ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[ ] CORRECT AGE      9.  Name of Insured for whom this correction is submitted: ____________________________________

Use this section to      Correct DOB: ________/________/________
correct the age of
any person covered
under this policy.
Proof of the
correct date of
birth must
accompany this
request.

[ ] TRANSFER OF      10.                                     (Division Name or Number)   (Division Name or Number)
    ACCUMULATED
    VALUES
                         Transfer $ ______ or ______% from   _________________________ to _________________________
Use this section if      Transfer $ ______ or ______% from   _________________________ to _________________________
you want to move         Transfer $ ______ or ______% from   _________________________ to _________________________
money between            Transfer $ ______ or ______% from   _________________________ to _________________________
divisions. The           Transfer $ ______ or ______% from   _________________________ to _________________________
minimum amount for       Transfer $ ______ or ______% from   _________________________ to _________________________
transfers is             Transfer $ ______ or ______% from   _________________________ to _________________________
$500.00.                 Transfer $ ______ or ______% from   _________________________ to _________________________
Withdrawals from         Transfer $ ______ or ______% from   _________________________ to _________________________
the USL Declared         Transfer $ ______ or ______% from   _________________________ to _________________________
Fixed Interest
Account to a
Variable Division
may only be made
within the 60 days
after a contract
anniversary. See
transfer
limitations
outlined in
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, USL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or
percentage amounts,
maintaining
consistency
throughout.

AGLC102219

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
[ ] REQUEST FOR      11. ________ I request a partial surrender of $ __________or ______% of the net cash surrender value.
    PARTIAL
    SURRENDER/           ________ I request a loan in the amount of $ ____________.
    POLICY LOAN
                         ________ I request the maximum loan amount available from my policy.
Use this section to
apply for a partial      Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
surrender from or        percentages in effect, if available; otherwise they are taken pro-rata from the USL Declared Fixed
policy loan against      Interest Account and Variable Divisions in use.
policy values. For
detailed
information              _________________________________________________________________________________________________
concerning these
two options please       _________________________________________________________________________________________________
refer to your
policy and its           _________________________________________________________________________________________________
related prospectus.
If applying for a
partial surrender,
be sure to complete
the Notice of
Withholding section
of this Service
Request in addition
to this section.

NOTICE OF            12. The taxable portion of the distribution you receive from your variable universal life insurance
WITHHOLDING              policy is subject to federal income tax withholding unless you elect not to have withholding apply.
                         Withholding of state income tax may also be required by your state of residence. You may elect not
Complete this            to have withholding apply by checking the appropriate box below. If you elect not to have
section if you have      withholding apply to your distribution or if you do not have enough income tax withheld, you may be
applied for a            responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if
partial surrender        your withholding and estimated tax are not sufficient.
in Section 11.
                         Check one:  ______ I do want income tax withheld from this distribution.
                                     ______ I do not want income tax withheld from this distribution.

                         If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

AFFIRMATION/         13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
SIGNATURE                correct taxpayer identification number and; (2) that I am not subject to backup withholding under
                         Section 3406(a)(1)(c) of the Internal Revenue Code.
Complete this            The Internal Revenue Service does not require your consent to any provision of this document other
section for ALL          than the certification required to avoid backup withholding.
requests.                Dated at_____________________ this ______ day of______________, ________.
                         (City, State)

                         X                                                   X
                         _______________________________                     _______________________________
                         SIGNATURE OF OWNER                                  SIGNATURE OF WITNESS

                         X                                                   X
                         _______________________________                     _______________________________
                         SIGNATURE OF JOINT OWNER                            SIGNATURE OF WITNESS

                         X                                                   X
                         _______________________________                     _______________________________
                         SIGNATURE OF ASSIGNEE                               SIGNATURE OF WITNESS

AGLC102219

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